EMPOWER ANNUITY INSURANCE COMPANY
EAIC VARIABLE CONTRACT ACCOUNT A
Empower Retirement Security Annuity I
Supplement to Prospectus Dated May 1, 2024
Supplement dated December 27, 2024
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at
1-855-756-4738.
We are issuing this supplement to update, effective immediately, fee, expense example information, and sub-advisers
associated with the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio.
PROSPECTUS CHANGES
1.
Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”
(a) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the Annual Fee chart with the following:

Annual Fee	Minimum	Maximum
Base Contract 1	0.95%	3.05%
Investment Options (Portfolio Fees and Expenses)	0.94%	1.14%
Optional Benefits For An Additional Charge 2	0.50%	0.60%

1	The Base Contract fee includes the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
2	The Optional Benefit is the Optional Spousal Benefit.
(b) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the Lowest Annual Cost and Highest Annual Cost chart with the following:

Lowest Annual Cost $1,699	Highest Annual Cost $3,898
Assumes:

•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract fee and portfolio fees and expenses
•   No optional benefits
•   No sales charges
•   No additional purchase payments, transfers or withdrawals

Assumes:

•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract fee, optional benefits and portfolio fees and expenses
•   No sales charges
•   No additional purchase payments, transfers or withdrawals

2024-PROSUPP-12-ERSA I

2.
Under “FEE TABLE”
(a)  We are replacing the table entitled “Annual Portfolio Company Expenses” with the following:

ANNUAL PORTFOLIO COMPANY EXPENSES

	Minimum	Maximum
Annual Portfolio Company Expenses	0.94%	1.14%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service
(12b-1)
fees, and other expenses)
(b)  We are replacing the table entitled “Example” with the following:

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$5,060	$15,170	$25,269	$50,465
If you annuitize at the end of the applicable time period:	$5,060	$15,170	$25,269	$50,465
If you do not surrender your Contract:	$5,060	$15,170	$25,269	$50,465
3.
Under “Section 5: What Are The Expenses Associated With The Empower Retirement Security Annuity I?”
We are replacing the
sub-section
entitled “Underlying Mutual Fund Fees” with the following:
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. The current maximum operating expense of 1.14% is the expense for the AST Academic Strategies Asset Allocation Portfolio, however, the
Sub-Account
investing in this portfolio is closed to new investments. If this portfolio’s expenses were not reflected, then the current maximum operating expense would be 0.98%.

2024-PROSUPP-12-ERSA I

4.
Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”
We are replacing the chart in Appendix A with the following:

PORTFOLIO TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEARS	10 YEARS
Asset Allocation Seeks long-term capital appreciation.	AST Academic Strategies Asset Allocation Portfolio* (The Sub-Account investing in this portfolio is closed to new investors) Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Morgan Stanley Investment Management Inc.; PGIM Fixed Income**; PGIM Real Estate***; PGIM Quantitative Solutions LLC; Systematica Investments Limited, acting as general partner of Systematica Investments LP****; and Putman Investment Management, LLC	1.12%	10.21%	5.34%	3.67%
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Balanced Asset Allocation Portfolio* Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: Jennison Associates LLC; J.P. Morgan Investment Management Inc.; PGIM Fixed Income**; PGIM Quantitative Solutions LLC; and Putnam Investment Management, LLC	0.85%	15.77%	7.86%	6.14%
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Capital Growth Asset Allocation Portfolio* Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: Jennison	0.85%	18.09%	9.74%	7.30%

2024-PROSUPP-12-ERSA I

PORTFOLIO TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEARS	10 YEARS
	Associates LLC; J.P. Morgan Investment Management Inc.; PGIM Fixed Income**; PGIM Quantitative Solutions LLC; and Putnam Investment Management, LLC
Asset Allocation Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	AST Preservation Asset Allocation Portfolio* Advisers: AST Investment Services, Inc.; PGIM Investments LLC Sub-Advisers: Jennison Associates LLC; J.P. Morgan Investment Management Inc.; PGIM Fixed Income**; PGIM Quantitative Solutions LLC and Putnam Investment Management, LLC	0.87%	11.78%	4.63%	4.14%

*
This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

**	PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
***	PGIM Real Estate is a business unit of PGIM, Inc.
****
Each of Systematica Investments GP Limited, acting through its Geneva branch as general partner of Systematica Investments Guernsey LP, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the Systematica Permitted Delegates) serve as a sub- subadviser to the Portfolio pursuant to a sub-subadvisory
agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-12-ERSA I